Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE
OFFICER PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Charles Wheeler, Chief Executive Officer, and principal executive officer, in connection with the Annual Report of Greenbacker Renewable Energy Company LLC (the “Company”) on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the company.
Date: March 31, 2023

Greenbacker Renewable Energy Company LLC
/s/ Charles Wheeler
Charles Wheeler Chairman, Chief Executive Officer and Director principal executive officer